BITGO PRIME LOAN	12 Months Ended
Mar. 31, 2026
Bitgo Prime Loan
BITGO PRIME LOAN

NOTE 15. BITGO PRIME LOAN

On August 28, 2025, the Company entered into a master loan agreement (the “Master Loan Agreement”) with BitGo Prime, LLC (“BitGo”). Pursuant to the Master Loan Agreement, the Company may borrow up to $35.0 million at an interest rate of 14.75% per annum with a 2.00% origination fee paid upfront in the amount of $0.3 million. The Loan shall only be used to purchase liquid TON that will be delivered to BitGo and such purchased liquid TON will also be pledged as collateral for the Loan. The outstanding loan balance must be repaid within six months of the origination of the Loan, unless provided for otherwise or amended.

On October 7, 2025, the Company received its initial draw on the Master Loan Agreement in the amount of $2.1 million. No further draws have been made on the loan, and on November 25, 2025 the loan balance was paid down to $1.8 million. On January 9, 2026, the remaining balance of the loan was paid down and the Master Loan Agreement was exited. In connection with the extinguishment of the Master Loan Agreement, the Company derecognized $0.1 million of deferred financing, incurred $0.5 million in loan termination fees paid to BitGo, and had $0.8 million in accrued interest forgiven by BitGo for payment of the loan termination fees, resulting in a net gain on debt extinguishment of $0.3 million being recognized within the Consolidated Statements of Operations and Comprehensive Income (Loss).